SHENKMAN FUNDS Discipline Drives Performance®
Prospectus January 28, 2018, as revised February 16, 2018	SHENKMAN FLOATING RATE HIGH INCOME FUND SHENKMAN SHORT DURATION HIGH INCOME FUND
Each a series of Advisors Series Trust (the “Trust”)
	Shenkman Floating Rate High Income Fund	Class A (SFHAX)	Class C (SFHCX)	Class F (SFHFX)	Institutional Class (SFHIX)

	Shenkman Short Duration High Income Fund	Class A (SCFAX)	Class C (SCFCX)	Class F (SCFFX)	Institutional Class (SCFIX)

c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-855-SHENKMAN (1-855-743-6562)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Shenkman Floating Rate High Income Fund	1
Shenkman Short Duration High Income Fund	8
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	15
PORTFOLIO HOLDINGS INFORMATION	22
MANAGEMENT OF THE FUND	22
SHAREHOLDER INFORMATION	24
DIVIDENDS AND DISTRIBUTIONS	37
TOOLS TO COMBAT FREQUENT TRANSACTIONS	37
TAX CONSEQUENCES	39
DISTRIBUTION OF FUND SHARES	40
INDEX DESCRIPTIONS	42
FINANCIAL HIGHLIGHTS	43
PRIVACY NOTICE	PN-1
APPENDIX A	A-1

Table of Contents - Prospectus

SUMMARY SECTION

Shenkman Floating Rate High Income Fund (the “Floating Rate Fund” or “Fund”)

Investment Objective
The Floating Rate Fund seeks to generate a high level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Floating Rate Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus.  More information about these and other discounts is available from your financial professional and in the “Your Account with a Fund” section on page 25 of the Fund’s Prospectus, the “Class A Shares Sales Charge Reductions and Waivers” section beginning on page 27 of the Fund’s Prospectus, Appendix A to the Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 42 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.32%(1)	0.32% (1)	0.32%	0.21%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	None
Total Annual Fund Operating Expenses(2)	1.07%	1.82%	0.82%	0.71%
Less: Fee Waiver(3)	-0.17%	-0.17%	-0.17%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	1.65%	0.65%	0.55%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Advisory Fee Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(3)
Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Floating Rate Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to 0.89%, 1.64%, 0.64% and 0.54% of average daily net assets of the Fund’s Class A, Class C, Class F and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

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Example
This Example is intended to help you compare the cost of investing in the Floating Rate Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$389	$614	$856	$1,552
Class C (if you redeem your shares at the end of the period)	$268	$556	$969	$2,123
Class F (if you redeem your shares at the end of the period)	$66	$245	$438	$998
Institutional Class (if you redeem your shares at the end of the period)	$56	$211	$379	$867

Class A (if you do not redeem your shares at the end of the period)	$389	$614	$856	$1,552
Class C (if you do not redeem your shares at the end of the period)	$168	$556	$969	$2,123
Class F (if you do not redeem your shares at the end of the period)	$66	$245	$438	$998
Institutional Class (if you do not redeem your shares at the end of the period)	$56	$211	$379	$867

Portfolio Turnover
The Floating Rate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies of the Floating Rate Fund
Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of senior secured and unsecured floating rate bank loans and other floating rate securities.  The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income.  The Fund also seeks to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

The loans and securities in which the Floating Rate Fund invests include bank loans (i.e., loan assignments and participations) to corporate borrowers, traditional corporate bonds, notes, debentures, zero-coupon bonds, collateralized loan obligations (“CLOs”) and other corporate debt securities, and obligations of the U.S. Government and government-sponsored entities.  The Fund may invest in corporate fixed-income securities and loans of any maturity or credit quality.  The Fund may invest without limit in loans, bonds or other debt obligations rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) Ratings Services (i.e., “junk” bonds and loans), and may also invest without limit in Rule 144A and restricted fixed-income securities.  The Fund generally invests in high yield instruments rated Caa3 or better by Moody’s or CCC or better by S&P, but retains the discretion to invest in even lower-rated instruments.

The Floating Rate Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest up to 20% of its total assets in initial public offerings (“IPOs”) and other unseasoned companies.  Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, up to 15% of its total assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”), up to 10% of its total assets in preferred stocks, and up to 10% of its total assets in when-issued securities.

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The Floating Rate Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Floating Rate Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of instruments in which the Fund invests.  These risks include:

•
General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Investments in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Bank Loan Risk.  The Floating Rate Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk.  In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest.  When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.  Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

•
Collateralized Loan Obligation Risk.  The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

•
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•
Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

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•	Credit Risk. The issuers of the bonds and other debt instruments held by the Floating Rate Fund may not be able to make interest or principal payments.
•
Foreign Instruments Risk.  Investments in foreign instruments involve certain risks not associated with investments in U.S. companies.  Foreign instruments in the Floating Rate Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.

•
High Yield Risk.  High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”)  typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

•
Impairment of Collateral Risk.  The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Floating Rate Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

•
Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources.  In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Interest Rate Risk.  The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Instruments with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•
Investment Risk.  The Floating Rate Fund is not a complete investment program and you may lose money by investing in the Fund.  The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.

•
Investment Company Risk.  When the Floating Rate Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Liquidity Risk.  Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices.  The Floating Rate Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists.  For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss.  The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests.  Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.  High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.

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•	Management Risk. The Floating Rate Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies may not work to produce the desired results.
•
Market Risk.  The prices of some or all of the instruments in which the Floating Rate Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.  There is more risk that prices will go down for investors investing over short time horizons.  Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Floating Rate Fund to sell these bonds.

•
U.S. Government Obligations Risk.  Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.

•
When-Issued Instruments Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place.  Additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Floating Rate Fund or missing an opportunity to obtain a price considered advantageous.

•
Yankee Bond Risk.  Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

•
Zero Coupon Securities Risk.  While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance
The following information provides some indication of the risks of investing in the Floating Rate Fund.  The bar chart shows the annual total returns of the Fund’s Institutional Class from year to year.  The table shows how the average annual returns for the 1-year and since inception periods for the Fund’s Institutional Class and Class F compare with those of broad measures of market performance and a more narrowly based index.  As of December 31, 2017, the Fund’s Class A and C shares did not commence operations.  The Class F shares commenced operations March 1, 2017. The following information shows the performance for the Institutional Class and Class F shares only.  The performance for the Class A and C shares would differ only to extent that the Class A and C shares have different expenses than the Institutional Class shares, such as sales charges.  If sales charges were included, the returns would be lower than those shown in the bar chart.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562).

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Calendar Year Total Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Floating Rate Fund’s highest return for a calendar quarter was 2.64% (quarter ended September 30, 2016) and the Fund’s lowest return for a calendar quarter was -1.88% (quarter ended December 31, 2015).

Average Annual Total Returns (for the periods ended December 31, 2017)	1 Year	Since Inception (10/15/2014)
Institutional Class
Return Before Taxes	3.64%	3.43%
Return After Taxes on Distributions	1.86%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	1.75%
Class F(1)
Return Before Taxes	3.45%	3.30%
S&P/LSTA B- & Above Average Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	3.74%	4.05%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.13%	4.05%

(1)  The Institutional Class incepted on October 15, 2014, and Class F incepted on March 1, 2017.  Class F performance for the period from October 15, 2014 to March 1, 2017 reflects the performance of the Institutional Class, adjusted to reflect Class F fees and expenses.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Shenkman Capital Management, Inc. is the Floating Rate Fund’s investment advisor.

Portfolio Managers.  Mark R. Shenkman, Justin W. Slatky, David H. Lerner, and Jeffrey Gallo are the co-portfolio managers primarily responsible for the day-to-day management of the Floating Rate Fund.  Mr. Shenkman is President and Co-Chief Investment Officer of the Advisor and has managed the Fund since its inception in October 2014.  Mr. Slatky is Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager of the Advisor and has been a Portfolio Manager of the Fund since July 2016.  Mr. Lerner is Senior Vice President and Senior Portfolio Manager of the Advisor and has managed the Fund since its inception.  Mr. Gallo is Senior Vice President, Credit Analyst and Portfolio Manager and has managed the Fund since September 2015.

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Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Floating Rate Fund shares on any business day by written request via mail (Shenkman Floating Rate High Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1‑855-SHENKMAN (1-855-743-6562), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Institutional Class
All Accounts	$1 million	$100,000

Tax Information
The Floating Rate Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Floating Rate Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

Shenkman Short Duration High Income Fund (the “Short Duration Fund” or “Fund”)

Investment Objective
The Short Duration Fund seeks to generate a high level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Short Duration Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus.  More information about these and other discounts is available from your financial professional and in the “Your Account with a Fund” section on page 25 of the Fund’s Prospectus, the “Class A Shares Sales Charge Reductions and Waivers” section beginning on page 27 of the Fund’s Prospectus, Appendix A to the Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 42 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.29%	0.29%	0.29%	0.19%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	None
Total Annual Fund Operating Expenses(1)	1.09%	1.84%	0.84%	0.74%
Less: Fee Waiver(2)	-0.08%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver	1.01%	1.76%	0.76%	0.66%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Advisory Fee Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Short Duration Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Short Duration Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to 1.00%, 1.75%, 0.75% and 0.65% of average daily net assets of the Fund’s Class A, Class C, Class F and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least Janaury 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Table of Contents - Prospectus

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$400	$629	$875	$1,582
Class C (if you redeem your shares at the end of the period)	$279	$571	$988	$2,152
Class F (if you redeem your shares at the end of the period)	$78	$260	$458	$1,030
Institutional Class (if you redeem your shares at the end of the period)	$67	$229	$404	$911

Class A (if you do not redeem your shares at the end of the period)	$400	$629	$875	$1,582
Class C (if you do not redeem your shares at the end of the period)	$179	$571	$988	$2,152
Class F (if you do not redeem your shares at the end of the period)	$78	$260	$458	$1,030
Institutional Class (if you do not redeem your shares at the end of the period)	$67	$229	$404	$911

Portfolio Turnover
The Short Duration Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies of the Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities and loans issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by Standard & Poor’s (“S&P”) Ratings Services or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield instruments.  The Fund generally invests in high yield instruments rated CCC or better by S&P or Moody’s, but retains the discretion to invest in even lower rated instruments.

The fixed-income securities and loans in which the Short Duration Fund invests include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates.  The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase).  Duration is a measure of a debt  instrument’s price sensitivity to yield.  Higher duration indicates debt instruments that are more sensitive to interest rate changes.  Bonds with shorter duration are typically less sensitive to interest rate changes.  Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.

The Short Duration Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars or other currencies, and may also invest without limit in Rule 144A fixed-income securities.  Additionally, the Fund may invest up to 15% of its total assets in interest rate swaps for hedging purposes, up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks.  The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process.  Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit.  The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan.

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The Short Duration Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Short Duration Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of instruments in which the Fund invests.  These risks include:

•
General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Investments in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Bank Loan Risk.  The Short Duration Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged for payment of principal and interest.  When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.  Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

•
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•
Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Short Duration Fund may not be able to make interest or principal payments.
•
Derivatives Risk. The Short Duration Fund may invest in derivative securities for bona fide hedging purposes.  A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

•
Foreign Instruments Risk.  Investments in foreign instruments involve certain risks not associated with investments in U.S. companies.  Foreign instruments in the Short Duration Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.

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•
High Yield Risk.  High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”)  typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such  instruments than more highly rated bonds and loans.

•
Impairment of Collateral Risk.  The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Short Duration Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

•
Interest Rate Risk.  The Fund’s investments in fixed-income instruments will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Instruments with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•
Investment Risk.  The Short Duration Fund is not a complete investment program and you may lose money by investing in the Fund.  The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.

•
Leverage Risk.  Leverage can increase the investment returns of the Short Duration Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

•
Liquidity Risk.  Low or lack of trading volume may make it difficult to sell instruments held by the Fund at quoted market prices.  The Short Duration Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists.  For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss.  The foregoing risks may be accentuated when the Fund is required to liquidate positions to meet withdrawal requests.  Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.  High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on the Fund’s performance.

•	Management Risk. The Short Duration Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to produce the desired results.
•
Market Risk.  The prices of some or all of the instruments in which the Short Duration Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.  There is more risk that prices will go down for investors investing over short time horizons. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

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•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Short Duration Fund to sell these bonds.

•
U.S. Government Obligations Risk.  Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.

Performance
The following information provides some indication of the risks of investing in the Short Duration Fund.  The bar chart shows the annual total returns of the Fund’s Institutional Class shares from year to year and does not reflect the sales charges applicable to Class A and Class C.  If sales charges were included, the returns would be lower than those shown in the bar chart. The table shows how the Fund’s Institutional Class, Class A (reflecting the sales charges), Class C (reflecting the sales charges) and Class F average annual returns for one year, five years and since inception compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1‑855-SHENKMAN (1-855-743-6562).

Calendar Year Total Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Short Duration Fund’s highest return for a calendar quarter was 2.29% (quarter ended September 30, 2013) and the Fund’s lowest return for a calendar quarter was -1.27% (quarter ended September 30, 2015).

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Average Annual Total Returns (for the periods ended December 31, 2017)	1 Year	5 Year	Since Inception (10/31/2012)
Institutional Class
Return Before Taxes	3.54%	3.23%	3.33%
Return After Taxes on Distributions	2.17%	1.76%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	1.79%	1.88%
Class A
Return Before Taxes	0.12%	2.27%	2.39%
Class C(1)
Return Before Taxes	1.49%	2.14%	2.23%
Class F(2)
Return Before Taxes	3.46%	3.12%	3.22%
ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) (reflects no deduction for fees, expenses or taxes)	0.55%	0.50%	0.51%
ICE BofAML 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) (reflects no deduction for fees, expenses or taxes)	4.00%	3.99%	4.11%

(1)  The Institutional Class incepted on October 31, 2012, and Class C incepted on January 28, 2014.  Class C performance for the period from October 31, 2012 to January 28, 2014, reflects the performance of the Institutional Class, adjusted to reflect Class C fees and expenses.
(2)  The Institutional Class incepted on October 31, 2012, and Class F incepted on May 17, 2013.  Class F performance for the period from October 31, 2012 to May 17, 2013, reflects the performance of the Institutional Class, adjusted to reflect Class F fees and expenses.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  The after-tax returns are shown only for the Institutional Class; after-tax returns for Class A, Class C and Class F will vary to the extent each class has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Shenkman Capital Management, Inc. is the Fund’s investment advisor.

Portfolio Managers.  Mark R. Shenkman, Justin W. Slatky, Nicholas Sarchese, Steven N. Schweitzer and Jordan Barrow are the co-portfolio managers primarily responsible for the day-to-day management of the Short Duration Fund.  Mr. Shenkman is President and Co-Chief Investment Officer of the Advisor and has been a portfolio manager of the Fund since its inception in October 2012.  Mr. Slatky is Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager of the Advisor and has been a portfolio manager of the Fund since July 2016.  Mr. Sarchese is Senior Vice President and Portfolio Manager of the Advisor and has been a portfolio manager of the Fund since its inception.  Mr. Schweitzer is Senior Vice President and Portfolio Manager of the Advisor and has been a portfolio manager of the Fund since December 2016.  Mr. Barrow is Senior Vice President, Credit Analyst and Portfolio Manager and has been a portfolio manager of the Fund since December 2016.

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Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Short Duration Fund shares on any business day by written request via mail (Shenkman Short Duration High Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1‑855-SHENKMAN (1-855-743-6562), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Institutional Class
All Accounts	$1 million	$100,000

Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Floating Rate Fund
Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of senior secured and unsecured floating rate bank loans and other floating rate securities.  This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders.  The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income and to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

The loans and securities in which the Floating Rate Fund invests include bank loans (i.e., loan assignments and participations) to corporate borrowers, traditional corporate bonds, notes, debentures, zero-coupon bonds, CLOs and other corporate debt securities, and obligations of the U.S. Government and government-sponsored entities.  The Fund may invest in corporate fixed-income securities and loans of any maturity or credit quality.  The Fund may invest without limit in loans, bonds or other debt obligations rated lower than Baa by Moody’s or BBB by S&P (i.e., “junk” bonds and loans), and may also invest without limit in Rule 144A and restricted fixed-income securities.  The Fund generally invests in high yield instruments rated Caa3 or better by Moody’s or CCC or better by S&P, but retains the discretion to invest in even lower-rated instruments.

The Floating Rate Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest up to 20% of its total assets in IPOs and other unseasoned companies.  Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, up to 15% of its total assets in other investment companies, including mutual funds and ETFs, up to 10% of its total assets in preferred stocks, and up to 10% of its total assets in when-issued securities.

Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities and loans issued by companies that are rated below investment grade (i.e., “junk” bonds and loans).  This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders.  The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P or Baa3 by Moody’s, or that are not rated or considered by the Advisor to be equivalent to high yield instruments.  The Fund generally invests in high yield instruments rated CCC or better by S&P or Moody’s but retains the discretion to invest in even lower rated instruments.

The fixed-income securities and loans in which the Short Duration Fund expects to invest include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates.  The Fund typically focuses on instruments that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase).  The Fund may invest up to 20% of its total assets in foreign fixed-income instruments, including those denominated in U.S. dollars or other currencies, and may also invest without limit in Rule 144A fixed-income securities. Additionally, the Fund may invest up to 15% of its total assets in interest rate swaps for hedging purposes, up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks.  The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process.  Leverage is the practice of borrowing money to purchase investments, for instance, by borrowing money against a line of credit.  The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan.

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Duration is a measure of a debt instrument’s price sensitivity to yield.  Higher duration indicates debt instruments that are more sensitive to interest rate changes.  Bonds with shorter duration are typically less sensitive to interest rate changes.  Duration takes into account a debt instrument’s cash flows over time including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The following are examples of the relationship between a bond’s maturity and its duration.  A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.8 years.  Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.8 years.

Principal Investment Strategies Applicable to Both Funds
In selecting each Fund’s investments, the Advisor will employ a multi-faceted, “bottom up” investment approach that utilizes certain proprietary analytical tools.  These tools include: (1) Quadrant Analysis, and (2) C.Scope®.  The Advisor believes these tools are integral in assessing the potential risk of each investment. These tools also assist the Advisor in identifying companies that it believes are likely to have the ability to meet their interest and principal payments on their debt instruments.

The Advisor’s “Quadrant Analysis” is predicated on its belief that the high yield market is comprised of four distinct sectors (or “Quadrants”), each of which represents the degree of credit risk associated with an investment.  The Advisor assigns a “Quadrant” to each investment based upon the amount of debt the company has outstanding and its ability to generate cash flow.  The Advisor allocates investments among the four Quadrants based upon its outlook for risk in the economy and the high yield market.  The C.Scope® tool is a numerical scoring system that ranks a proposed investment based on certain criteria, including the company’s financial condition, management and industry ranking.  Every investment made by the Advisor is categorized into a Quadrant and assigned a C.Scope® score.

The Advisor’s investment philosophy is predicated on the following principles:

•	Drive performance through a combination of compounding interest income and maintaining a low default rate
•	Protect capital by minimizing losses when credit fundamentals deteriorate
•	Base investment decisions on in-depth, bottom-up fundamental credit analysis
•	Diversify portfolios by issuer and industry
•	Meet or communicate directly with the issuer’s senior management
•	Monitor all credits on a systematic basis
•	Deliberate credit issues among the investment team
•	Avoid or de-emphasize industries with historically high default rates
•	Avoid or de-emphasize small, illiquid issues

The Advisor believes that good investment ideas are the result of the careful collection and synthesis of information about each issuer and a disciplined investment process.  Investment candidates are analyzed in depth at a variety of risk levels.  Investments are not made on the basis of one single factor.  Rather, investments are made based on the careful consideration of a variety of factors, including:

•	Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)
•	Assessment of the industry’s attractiveness and competitiveness
•	Evaluation of the business, including core strengths and competitive weaknesses
•	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers
•	Quantitative analyses of the company’s financial statements

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The Advisor adheres to a rules-based sell discipline to identify early credit deterioration, which comprises four “red flags.”  The triggering of one or more red flags results in an immediate review of the credit and may lead to an outright sale.  The four red flags are:  (1) Credit Drift, which is measured by specified declines in the Advisor’s proprietary C.Scope® score; (2) Quadrant Drift, which occurs when a company is re-categorized into a lower proprietary Quadrant; (3) Current Price Drift, which is measured by specified declines in the market price of a company’s bond and/or the issue has widened from its initial issue spread; and (4) Management Drift, which occurs when the company’s management deviates from its stated strategic direction or fails to make good on its promises.

Temporary Defensive Investment Strategies
For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Advisor may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in a Fund

There is no assurance that a Fund’s investment objective will be achieved.  Because prices of securities fluctuate, the value of an investment in a Fund will vary as the market value of its investment portfolio changes.  The Funds, together or separately, are not a complete, balanced investment plan, and the risk exists that you could lose all or a portion of your investment in the Funds.  A detailed description of the related risks of investing in a Fund that may adversely affect a Fund’s net asset value (“NAV”) or total return is discussed below.

General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Investments in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Bank Loan Risk.  A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected.  A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.  A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.  Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale).  As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

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Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.  If the counterparty defaults, a Fund’s losses will generally consist of the net amount of contractual payments that it has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price.  A Fund could be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.

Credit Risk.  A company may not be able to repay its debt.  The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade).  High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest.  Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent.  High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

Foreign Instruments Risk.  Foreign companies may differ from domestic companies in the same industry.  Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  Investment in foreign issuers includes risks such as less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s’ investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; less developed legal structures governing private or foreign investment; and the imposition of foreign exchange limitations (including currency blockage).  The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.

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High Yield Risk.  Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.  Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit a Fund’s ability to sell such instruments at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated instruments may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Impairment of Collateral Risk.  The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  Further, certain floating rate loans may not be fully collateralized and may decline in value.

Interest Rate Risk.  Bond prices generally rise when interest rates decline and decline when interest rates rise.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Investment Risk.  Neither Fund is a complete investment program and you may lose money by investing in the Funds.  Each Fund invests primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments.  Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

Liquidity Risk.  Low or lack of trading volume may make it difficult to sell instruments held by the Funds at quoted market prices.  The Funds’ investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists.  For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss.  The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests.  Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans.  High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

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Management Risk.  Each Fund is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not work to produce the desired results and may underperform market indices or other funds.  Additionally, the Advisor will invest and trade without regard to portfolio turnover considerations, and each Fund’s annual portfolio turnover rate and investment costs and charges may, therefore, be greater than the turnover rates and costs of other types of investment vehicles.

Market Risk.  The prices of some or all of the instruments in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.  There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.

Preferred Stock Risk.  The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities.  While most preferred stocks pay a dividend, the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for public securities.  Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

U.S. Government Obligations Risk.  Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury.  The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs.  U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.  If a government-sponsored entity is unable to meet its obligations, the performance of the Funds may be adversely impacted.  U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Principal Risks of Investing in the Floating Rate Fund

Collateralized Loan Obligations Risk.  The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Floating Rate Fund invests.  Some CLOs have credit ratings, but are typically issued in various classes with various priorities.  Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions.  In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

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Initial Public Offering (“IPO”) and Unseasoned Company Risk.   The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  If the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.  The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

Investment Company Risk.  If the Floating Rate Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will incur brokerage costs when it purchases ETFs.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

When-Issued Instruments Risk.  When-issued instruments involve the risk that the price or yield obtained in a transaction (and therefore the value of an instrument) may be less favorable than the price or yield (and therefore the value of an instrument) available in the market when the instruments’ delivery takes place.  In addition, when the Floating Rate Fund engages in when-issued transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

Yankee Bond Risk.  Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.  Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.  Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Floating Rate Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions.  The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.  During a period of severe market conditions, the market for such securities may become even less liquid.  In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

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Principal Risks of Investing in the Short Duration Fund

Derivatives Risk. The risk exists that the derivative instrument will not provide the anticipated protection, which could cause the Fund to lose money on both derivative transaction and the exposure the Fund sought to hedge against.  Derivatives also involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

Leverage Risk.  Any event that adversely affects the value of an investment, either directly or indirectly would be magnified to the extent that leverage is used.  The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing leverage could result in a loss to the Fund that would be greater than if leverage were not employed.  Additionally, any leverage obtained, if terminated on short notice by the lender, could result in the Fund being forced to unwind positions quickly and at prices below what the Fund deems to be fair value for the positions.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings are available in the Funds’ Statement of Additional Information (“SAI”).  Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Funds shareholders and in the quarterly holdings reports on Form N-Q.  Additionally, each Fund’s top-ten holdings are posted within ten business days after each month-end on the Funds’ website, www.shenkmancapital.com/mutual-funds/.  The annual and semi-annual reports are available by contacting the Shenkman Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1‑855-SHENKMAN (1-855-743-6562) and on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND

Investment Advisor
The Funds’ investment advisor, Shenkman Capital Management, Inc., 461 Fifth Avenue, New York, New York 10017, is an SEC registered firm formed in 1985.  Since its inception, the Advisor’s business has been dedicated to researching and investing across the entire capital structure of highly levered companies (i.e., “high yield” companies).  As of December 31, 2017, the Advisor had $26.5 billion in assets under management.

The Advisor is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies.  The Advisor also furnishes the Funds with office space and certain administrative services, and provides the personnel needed by the Funds.  As compensation, the Floating Rate Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.50% of the Fund’s average daily net assets and the Short Duration Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.55% of the Fund’s average daily net assets.  For the fiscal year ended September 30, 2017, the Advisor received management fees of 0.47% of the Short Duration Fund’s average daily net assets, after any waivers and  management fees of 0.34% of the Floating Rate Fund’s average daily net assets, after any waivers.

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A discussion regarding the basis of the Board’s approval of the Funds’ investment advisory agreement is included in the Funds’ semi-annual report for the period ended March 31, 2017.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Funds’ portfolios.

Mark R. Shenkman, President and Co-Chief Investment Officer (Both Funds)
Mark R. Shenkman founded the Advisor in 1985.  He has 48 years of investment experience, and 40 years of high yield investment experience.  Together with Mr. Slatky, Mr. Shenkman is responsible for the overall implementation of the Advisor’s short duration and bank loan strategies.  Mr. Shenkman received a Bachelor of Arts degree in Political Science from the University of Connecticut and a Masters in Business Administration degree from The George Washington University.  Mr. Shenkman also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut.

Justin W. Slatky, Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager (Both Funds)
Mr. Slatky joined the Advisor in 2011.  He has 18 years of investment experience in high yield and distressed securities.  Together with Mr. Shenkman, Mr. Slatky is responsible for the overall implementation of the Advisor’s short duration and bank loan strategies.  Mr. Slatky received a Bachelor of Science degree and a Masters in Business Administration from The Wharton School at the University of Pennsylvania.

David H. Lerner, Senior Vice President and Senior Portfolio Manager (Floating Rate Fund)
Prior to joining Shenkman in 2013, Mr. Lerner was a Managing Director and Portfolio Manager with Credit Suisse, where he had served since 2000.  Mr. Lerner received a Bachelor of Business Administration degree in Finance from The George Washington University.

Jeffrey Gallo, Senior Vice President, Credit Analyst and Portfolio Manager (Floating Rate Fund)
Mr. Gallo joined the Advisor in 2005 and has been portfolio manager since 2015.  Mr. Gallo received a Bachelor of Science degree from New York University.

Nicholas Sarchese, CFA, Senior Vice President and Portfolio Manager (Short Duration Fund)
Mr. Sarchese joined the Advisor in 2003.  He has 22 years of investment experience in corporate fixed-income including 18 years of high yield experience.  He has been the portfolio manager for the Advisor’s short duration strategy since its inception and has been managing high yield portfolios since 2009.  Mr. Sarchese received a Bachelor of Science degree in Finance and Management from New York University’s Stern School of Business and is a CFA charterholder.  He is a member of the CFA Institute and the New York Society of Securities Analysts.

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Steven N. Schweitzer, Senior Vice President and Portfolio Manager (Short Duration Fund)
Mr. Schweitzer joined the Advisor in 1996 and has been a portfolio manager since 2004.  Mr. Schweitzer received a Bachelor of Arts degree from the State University of New York at Binghamton and a Masters in Business Administration degree from Bernard Baruch College.

Jordan Barrow, CFA, Senior Vice President, Credit Analyst and Portfolio Manager (Short Duration Fund)
Mr. Barrow joined the Advisor in 2004 and has been a portfolio manager since 2015.  Mr. Barrow received a Bachelor of Arts degree from the University of Pennsylvania.  He is a member of the CFA Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Other Service Providers
U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) provides certain administration, fund accounting and transfer agency services to the Funds.  U.S. Bank N.A., an affiliate of the Transfer Agent, serves as the custodian to the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate Fund and Short Duration Fund expenses in order to limit the Funds’ aggregate annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) through at least January 27, 2019 to the amounts listed below:

	Institutional Class	Class A	Class C	Class F
Floating Rate Fund	0.54%	0.89%	1.64%	0.64%
Short Duration Fund	0.65%	1.00%	1.75%	0.75%

The term of the Funds’ operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board.  Any waiver in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.  The Advisor may request recoupment for management fee waivers and Fund expense payments made for three years from the date the fees were waived and expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Funds are sold at the NAV per share, plus any applicable sales charge.  The NAV per share is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

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Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests.  The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  The NAV per share is determined by dividing a Fund’s NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.  The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Trading in Foreign Securities (Both Funds)
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Advisor anticipates that the Funds’ portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Your Account with a Fund
Set forth below is information about the manner in which the Funds offer shares.  A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus.  All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary.  Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares, and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations”.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.

Description of Share Classes
The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares.  The Floating Rate Fund and the Short Duration Fund have both registered an Institutional Class of shares that is offered without any sales charge on purchases or sales and without any ongoing distribution and service (Rule 12b-1) or shareholder service fee.  The minimum initial investment for Institutional Class shares is $1 million.

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If you purchase Institutional Class shares, you will pay the NAV per share next determined after your order is received.  The Funds also have registered three additional share classes – Class A, Class C, and Class F.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge	3.00%	None	None	None
Contingent Deferred Sales Charge	None(1)	1.00%(2)	None	None
Redemption Fee	1.00%/30 day holding period	1.00%/30 day holding period	1.00%/30 day holding period	1.00%/30 day holding period
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	None
(1)
You will not pay a sales charge if you purchase $1 million or more of Class A shares.  However, if you were to sell those shares within 18 months of purchase, you may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission.  A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions.  So, you never pay a CDSC on any increase in your investment above the initial offering price.

(2)
If you sell (redeem) your Class C shares within 18 months of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

More About Class A Shares
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest in the Funds, unless you qualify for a reduction or waiver of the sales charge.  As described earlier, Class A shares are also subject to a distribution and service (Rule 12b-1) fee calculated at an annual rate of 0.25% and a shareholder service fee calculated at an annual rate of 0.10%, each of which are assessed against the average daily net assets of the Funds.

If you purchase Class A shares of the Funds you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $100,000	3.00%	3.09%	3.00%
$100,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	1.25%	1.27%	1.25%
$1 million and more	0.00%	0.00%	0.00%(2)
(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
If you purchase $1 million worth of shares or more, you will pay no initial sales load.  However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a CDSC of up to 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission.  A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

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The Funds’ distributor will receive all initial sales charges for the purchase of Class A shares of a Fund without a dealer of record.

Class A Shares Sales Charge Reductions and Waivers
The sales charge on Class A shares of the Funds may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.  The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Funds.

Breakpoint Thresholds:  You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in the table above.

Account Reinstatement:  You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Funds within 30 days of the date of the redemption.  To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Funds in writing or notify your financial intermediary.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  The investment must satisfy the initial purchase agreement.  Reinvested distributions do not count as purchases made during this period.  The Funds will hold in escrow shares equal to approximately 3.00% of the amount of shares you indicate you will buy in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Rights of Accumulation (“ROA”):  You may combine the value at the current POP of Class A shares of the Funds with a new purchase of Class A shares of a Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allow you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.  You may also aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.

The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.  Eligible accounts also include accounts registered in the name of your financial intermediary through which you own shares in the Funds.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

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For the purpose of obtaining a breakpoint discount or sales charge waiver, members of your “immediate family” include those family members living in the same household as you, such as your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

A financial intermediary may impose different sales load discounts.  Sales load discount variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Immediate family members of any of the above.
•	Any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates.
•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers who act as selling agents for the Funds; and
o	Immediate family members of any of the above who live in the same household.
•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases.

•
Qualified broker-dealers who have entered into an agreement with the Funds’ distributor that allows for load-waived Class A shares purchases and to self-directed investment brokerage accounts that may or may not charge transaction fees to its customers.

•	The Advisor’s clients, their employees and immediate family members of such employees.

The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

A financial intermediary may impose different sales load waivers. Sales load waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

More information regarding the Funds’ sales charges, breakpoint thresholds and waivers is available in the SAI, which is available, free of charge on the Funds’ website: www.shenkmancapital.com/mutual-funds/.

More About Class C Shares
You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge.  As described earlier, Class C shares are subject to a shareholder servicing plan fee calculated at an annual rate of 0.10% and a distribution and service (Rule 12b-1) fee calculated at an annual rate of 1.00%, each of which are assessed against the average daily net assets of each Fund.  Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you.  The Advisor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year’s distribution and service fees.  The Advisor receives the distribution and service fees from the Funds’ distributor in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission.

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If you sell (redeem) your Class C shares within 18 months of purchase, you will have to pay a CDSC of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.  For example, if you purchased $10,000 worth of shares, which due to market fluctuation has appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase.  If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value.  For purposes of calculating the CDSC, the start of the eighteen-month holding period is the first day of the month in which the purchase was made.  The Funds will use the first-in, first-out (“FIFO”) method when taking the CDSC.

Investments of $1 million or more for purchase into Class C will be rejected.  Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.

Waiving Your CDSC
The CDSC may be waived for certain groups of classes of shareholders.  If you fall into any of the following categories, you can redeem Class C shares without a CDSC:

•	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
•	You will not be assessed a CDSC on Fund shares redeemed for account and transaction fees (e.g., returned investment fee) and redemptions through a systematic withdrawal plan.
•
The Transfer Agent will waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans.  (See your retirement plan information for details.)

•
The Transfer Agent will waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares.  (“Disabled” is defined in Internal Revenue Code Section 72(m)(7)).

•	The Transfer Agent will waive the CDSC for redemptions made at the direction of the Trust in order to, for example, complete a merger or effect a Fund liquidation.
•	The Transfer Agent will waive the CDSC if the dealer of record waived its commission with the Trust’s or Advisor’s approval.

The Trust also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.  You must notify the Funds or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

More About Class F Shares
Class F shares of the Funds are retail shares that are offered without any sales charge on purchases or sales and without any ongoing distribution and service (Rule 12b-1) fee.  As described earlier, Class F shares are subject to a shareholder service fee calculated at an annual rate of 0.10% of the average daily net assets of each Fund.  If you purchase Class F shares, you will pay the NAV per share next determined after your order is received.

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How to Buy Shares

Minimum Investment.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Institutional Class
All Accounts	$1 million	$100,000

The Funds’ minimum investment requirements may be waived from time to time by the Advisor, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•
current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;

•	existing clients of the Advisor, their employees and immediate family members of such employees;
•	registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor; and
•	qualified broker-dealers who have entered into an agreement with the Funds’ distributor.

Initial Purchases. To buy shares of a Fund for the first time, you must complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below.  Account applications are available on the Funds’ website at:  www.shenkmancapital.com/mutual-funds/ or by calling 1‑855-SHENKMAN (1-855-743-6562).

Additional Purchases. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from the most recent confirmation statement received from the Funds’ Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.   If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Funds.

Payment Information.  You may purchase shares of a Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1‑855-SHENKMAN (1-855-743-6562).  The Funds reserve the right to reject any purchase order.  For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt the management of the Funds.  Orders may also be rejected from persons believed by the Funds to be “market timers.”

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All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

General Information.  In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening the account in the name of a legal entity (e.g., partnership, limitated liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Shenkman Floating Rate High Income Fund or Shenkman Short Duration High Income Fund, to the Transfer Agent at the following address:

Shenkman Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Shenkman Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

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Note:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Purchasing Shares by Telephone
If you accepted telephone privileges on your account application, and your account has been open for 15 calendar days, you may purchase additional shares by calling the Funds toll-free at 1‑855-SHENKMAN (1-855-743-6562).  You may not make your initial purchase of a Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Purchasing Shares by Wire Transfer
If you are making your initial investment in a Fund, the Transfer Agent must have previously received a completed account application.  You can mail or deliver overnight your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund(s), your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Fund]
Shareholder Registration: __________________
Shareholder Account Number: ________________

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562).  Your bank may charge you a fee for sending a wire payment to the Funds.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Funds nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares of the Funds at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) with any questions.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

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Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 1‑855-SHENKMAN (1-855-743-6562) for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold Federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares through an IRA or other retirement plan account, you may redeem shares by telephone.  Investors will be asked whether or not to withhold Federal income taxes from any distribution.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the applicable price next calculated by the Funds.  Brokers may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediates to accept orders on a Fund’s behalf.  An order is deemed to be received when a Fund, a Broker or, if applicable, a Broker’s authorized designee accepts the order.  The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  Either the Funds or the Advisor may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

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Regular Mail	Overnight Express Mail
[Name of Shenkman Fund]	[Name of Shenkman Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Telephone
If you accepted the telephone privileges on your account application, you may redeem your shares for amounts up to $100,000, by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and share specific trades.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562) for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been placed, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).

Payment of Redemption Proceeds

As discussed above, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that they will take one to three days following the receipt of your redemption request in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Funds.  If you did not purchase your shares with a wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.

The Funds typically expect that a Fund will hold cash or other liquid investments to meet redemption requests. The Funds may also use the proceeds from the sale of other portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.

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The Funds reserve the right to redeem in-kind as described under “Redemption ‘In-Kind’” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind are typically only used in unusual market conditions. The Funds have in place lines of credit that may be used to meet redemption requests during unusual market conditions.

Systematic Withdrawal Plan
As another convenience, you may redeem a Fund’s shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $50,000 for the Funds and each withdrawal amount must be for a minimum of $1,000.  If you elect this method of redemption, a Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by a Fund.

You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Shenkman Funds	Shenkman Funds
[Name of the Fund]	[Name of the Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish an SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 1‑855-SHENKMAN (1-855-743-6562).

Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual market conditions.  A redemption, whether in cash or in-kind, would be a taxable event for you.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
A signature guarantee, from either a Medallion program member or non-Medallion program member, is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

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In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances. Non-financial transactions, including establishing or modifying certain services on an account, may also require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

Other Information about Redemptions
Involuntary Redemption. The Funds may redeem the shares in your account if the value of your account is less than $1,000 for Class A, Class C and Class F shares or $1 million for Institutional Class shares as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than the applicable amount described above before the Funds make an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least the applicable amount described above before the Funds take any action.

Withholding Taxes. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemption Fees. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 30 days or less from the date of purchase. See “Tools to Combat Frequent Transactions” for more information about redemption fees.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares between the Floating Rate Fund and the Short Duration Fund.  However, you should note the following:

•	Exchanges may only be made between like share classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into the other fund, read a description of the fund in this Prospectus;
•
Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to the deductibility of losses;

•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee;
•	Redemption fees will not be assessed when an exchange occurs between the Funds; and
•	The minimum exchange amount between existing accounts invested in the Funds is the minimum subsequent investment amount for your share class and your type of account.

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You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

Conversions
You may be able to convert your shares of a Fund to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met, including that you meet the then-applicable eligibility requirements for investment in the class into which you wish to convert your shares.  This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose.  Generally, Class A shares and Class C shares are not eligible for conversion until the applicable CDSC period has expired.  Please contact your financial intermediary for additional information.  Not all share classes are available through all intermediaries.

If you wish to convert your shares of a Fund to a different share class of the same Fund, you must contact the Fund at 1‑855-SHENKMAN (1-855-743-6562) or contact your financial intermediary.  The conversion will occur at respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund.  Please contact your financial intermediary about any fees that it may charge.  A conversion from Class A, Class C or Class F shares of a Fund to Institutional Class shares of a Fund, and a conversion from Class A or Class C shares of a Fund to Class F shares of a Fund, is not expected to result in realization of a capital gain or loss for federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS

The Funds will generally make distributions of any net investment income monthly and any realized net capital gains at least annually.  The Funds may make an additional payment of net investment income or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in the same class of such Fund’s shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. You may change your dividend and capital gains distribution option in writing or by telephone at least 5 days prior to the distribution.  Dividends are taxable whether received in cash or reinvested in additional shares.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions.  Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.

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Redemption Fees.  Each Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 30 days or less.  This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of their long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or through shares associated with any of the Funds’ systematic programs.  Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

The Funds’ redemption fee will not apply to broker wrap-fee programs.  Additionally, the Funds’ redemption fee will not apply to the following types of transactions:

•	premature distributions from retirement accounts due to the disability or death of the shareholder;
•	minimum required distributions from retirement accounts;
•	redemptions resulting in the settlement of an estate due to the death of the shareholder;
•	shares acquired through reinvestment of distributions (dividends and capital gains); and
•	redemptions initiated through an automatic withdrawal plan.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds’ distributor, Quasar Distributors, LLC (“Quasar” or the “Distributor”), on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.

Fair Value Pricing.  The Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Funds does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines its NAV per share.

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Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, each Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Funds typically makes distributions of dividends and capital gains.  Dividends are taxable to you as ordinary income (or in some cases as qualified dividend income) depending on the source of such income to the Funds and the holding period of a Fund for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Funds shares.  Distributions will be taxable to you even if made during periods in which the Fund’s share price has declined.  Due to the nature of the Funds’ investments, it is not anticipated that much, if any, of the dividends from the Funds will be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors.  A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in the Funds) of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.

By law, the Funds must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

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If you sell your Fund shares, it is a taxable event for you.  Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  The Code limits the deductibility of capital losses in certain circumstances.

Additional information concerning taxation of the Funds and its shareholders is contained in the SAI.  Tax consequences are not the primary consideration of the Funds in making its investment decisions.  You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.

DISTRIBUTION OF FUND SHARES

Shares of the Funds are offered on a continuous basis.

Quasar Distributors, LLC, an affiliate of the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, and its custodian, U.S. Bank, N.A., is located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Funds.  Quasar may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.

Distribution and Service (Rule 12b-1) Plan
The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Funds’ Class A and Class C shares to pay distribution and service fees for the sale, distribution and servicing of their shares.  The plan provides for the payment of a distribution and service fee at the annual rate of 0.25% of average daily net assets of a Fund’s Class A shares and 1.00% of average daily net assets of a Fund’s Class C shares.  Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan
Under a Shareholder Servicing Plan, the Funds’ Class A, Class C and Class F shares will each pay service fees at an annual rate of up to 0.10% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.  As these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

Service Fees – Other Payments to Third Parties
The Advisor, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

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General Policies
Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

—	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
—
Reject any purchase request for any reason.  Generally, the Funds will do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

—
Redeem all shares in your account if your balance falls below $1,000 for Class A, Class C or Class F shares or $1 million for Institutional Class shares due to redemption activity.  If, within 30 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  A Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and

—	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “How to Buy Shares.”

Your financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-877-291-7827 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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Fund Mailings
Statements and reports that the Funds send to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1‑855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.

The ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.  It is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.*

The ICE BofAML Merrill Lynch 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less.  The HUC4 index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive.  The H42C and HUC4 indexes are unmanaged, not available for direct investment and do not reflect deductions for fees or expenses.*

The S&P/LSTA B- & Above Average Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P rating.  It is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.  It is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

____________________________
*Source ICE Data Indices, LLC (“ICE BofAML”), used with permission.  ICE BofAML PERMITS USE OF THE ICE BOFAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OF SERVICES.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Fund’s annual report dated September 30, 2017, which is available upon request.

For a share outstanding throughout each period
Floating Rate Fund – Institutional Class Share	Year Ended September 30,		October 15, 2014* through September 30,
	2017	2016	2015
Net asset value, beginning of period	$9.69	$9.67	$10.00

Income from investment operations:
Net investment income	0.39	0.42	0.41
Net realized and unrealized gain/(loss) on securities	0.06	0.01	(0.34)
Total from investment operations	0.45	0.43	0.07

Less Distributions:
Dividends from net investment income	(0.39)	(0.41)	(0.40)
Total distributions	(0.39)	(0.41)	(0.40)

Net asset value, end of period	$9.75	$9.69	$9.67

Total Return	4.73%	4.63%	0.66%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$316,488	$265,379	$282,591

Ratio of expenses to average net assets:
Before advisory fee waiver	0.70%	0.71%	0.72%‡
After advisory fee waiver	0.54%	0.54%	0.54%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	3.90%	4.20%	4.26%‡
After advisory fee waiver	4.06%	4.37%	4.44%‡

Portfolio turnover rate	74%	60%	70%†

* Commencement of operations.
† Not annualized
‡ Annualized

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For a share outstanding throughout each period
Floating Rate Fund – Class F	For the Period March 1, 2017* through September 30, 2017

Net asset value, beginning of period	$9.82

Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss on securities	(0.08)
Total from investment operations	0.14

Less Distributions:
Dividends from net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of period	$9.74

Total Return	1.46%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$688

Ratio of expenses to average net assets:
Before advisory fee waiver	0.81%‡
After advisory fee waiver	0.64%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	3.81%‡
After advisory fee waiver	3.98%‡

Portfolio turnover rate	74%†

* Commencement of operations.
† Not annualized
‡ Annualized

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For a share outstanding throughout each period
Short Duration Fund – Class A	Year Ended September 30,				October 31, 2012* through September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.98	$9.91	$10.10	$10.12	$10.00

Income from investment operations:
Net investment income	0.28	0.29	0.27	0.30	0.25
Net realized and unrealized gains/(loss) on securities	0.08	0.06	(0.14)	(0.01)	0.13
Total from investment operations	0.36	0.35	0.13	0.29	0.38

Less Distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.30)	(0.30)	(0.26)
Dividends from net realized gains	---	---	(0.02)	(0.01)	---
Total distributions	0.27	(0.28)	(0.32)	(0.31)	(0.26)

Net asset value, end of period	$10.07	$9.98	$9.91	$10.10	$10.12

Total Return	3.65%	3.61%	1.25%	2.92%	3.79%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$12,341	$8,730	$4,853	$658	$72

Ratio of expenses to average net assets:
Before advisory fee waiver	1.03%	1.24%	1.36%	1.73%	2.34%‡
After advisory fee waiver	0.95%	0.98%	1.00%	1.00%	1.00%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	2.73%	2.69%	2.63%	1.84%	1.56%‡
After advisory fee waiver	2.81%	2.95%	2.99%	2.56%	2.90%‡

Portfolio turnover rate	65%	53%	57%	57%	78%†
* Commencement of operations.
† Not annualized
‡ Annualized

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For a share outstanding throughout each period
Short Duration Fund – Class C	Year Ended September 30,			January 28, 2014* through September 30,
	2017	2016	2015	2014
Net asset value, beginning of period	$9.94	$9.88	$10.08	$10.23

Income from investment operations:
Net investment income	0.21	0.22	0.22	0.18
Net realized and unrealized gain/(loss) on securities	0.09	0.05	(0.17)	(0.14)
Total from investment operations	0.30	0.27	0.05	0.04

Less Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.23)	(0.19)
Dividends from net realized gains	‑‑	‑‑	(0.02)	‑‑
Total distributions	(0.20)	(0.21)	(0.25)	(0.19)

Net asset value, end of period	$10.04	$9.94	$9.88	$10.08

Total Return	3.01%	2.77%	0.45%	0.38%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$11,538	$10,913	$6,142	$2,086

Ratio of expenses to average net assets:
Before advisory fee waiver	1.77%	1.99%	2.13%	2.49%‡
After advisory fee waiver	1.68%	1.73%	1.75%	1.75%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	1.99%	1.95%	1.86%	1.24%‡
After advisory fee waiver	2.08%	2.21%	2.24%	1.98%‡

Portfolio turnover rate	65%	53%	57%	57%†
* Commencement of operations.
† Not annualized
‡ Annualized

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For a share outstanding throughout each period
Short Duration Fund – Class F	Year Ended September 30,				May 17, 2013* through September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.95	$9.88	$10.08	$10.11	$10.16

Income from investment operations:
Net investment income	0.29	0.31	0.31	0.32	0.12
Net realized and unrealized gain/(loss) on securities	0.09	0.06	(0.17)	--	(0.04)
Total from investment operations	0.38	0.37	0.14	0.32	0.08

Less Distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.32)	(0.34)	(0.13)
Dividends from net realized gains	‑‑	‑‑	(0.02)	(0.01)	‑‑
Total distributions	(0.29)	(0.30)	(0.34)	(0.35)	(0.13)

Net asset value, end of period	$10.04	$9.95	$9.88	$10.08	$10.11

Total Return	3.89%	3.88%	1.41%	3.22%	0.77%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$139,324	$69,045	$35,917	$8,287	$10

Ratio of expenses to average net assets:
Before advisory fee waiver	0.82%	0.98%	1.12%	1.55%	2.06%‡
After advisory fee waiver	0.74%	0.73%	0.75%	0.75%	0.75%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	2.95%	2.95%	2.87%	2.64%	1.83%‡
After advisory fee waiver	3.03%	3.20%	3.24%	3.44%	3.14%‡

Portfolio turnover rate	65%	53%	57%	57%	78%†
* Commencement of operations.
† Not annualized
‡ Annualized

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For a share outstanding throughout each period
Short Duration Fund – Institutional Class	Year Ended September 30,				October 31, 2012* through September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$9.89	$10.08	$10.12	$10.00

Income from investment operations:
Net investment income	0.30	0.31	0.33	0.32	0.29
Net realized and unrealized gain/(loss) on securities	0.09	0.07	(0.17)	--	0.12
Total from investment operations	0.39	0.38	0.16	0.32	0.41

Less Distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.33)	(0.35)	(0.29)
Dividends from net realized gains	‑‑	‑‑	(0.02)	(0.01)	‑‑
Total distributions	(0.30)	(0.31)	(0.35)	(0.36)	(0.29)

Net asset value, end of period	$10.05	$9.96	$9.89	$10.08	$10.12

Total Return	3.97%	3.97%	1.60%	3.21%	4.12%†

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$372,013	$148,831	$64,581	$50,927	$28,547

Ratio of expenses to average net assets:
Before advisory fee waiver	0.73%	0.88%	1.04%	1.60%	2.00%‡
After advisory fee waiver	0.65%	0.65%	0.65%	0.65%	0.65%‡

Ratio of net investment income to average net assets:
Before advisory fee waiver	3.04%	3.04%	2.95%	2.30%	1.83%‡
After advisory fee waiver	3.12%	3.27%	3.34%	3.25%	3.18%‡

Portfolio turnover rate	65%	53%	57%	57%	78%†
* Commencement of operations.
† Not annualized
‡ Annualized

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Advisor
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY 10017

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class A Shares	Class C Shares	Class F Shares	Institutional Class Shares
Shenkman Floating Rate High Income Fund
Ticker Symbol	SFHAX	SFHCX	SFHFX	SFHIX
CUSIP	00770X519	00770X493	00770X485	00770X576

Shenkman Short Duration High Income Fund
Ticker Symbol	SCFAX	SCFCX	SCFFX	SCFIX
CUSIP	00770X501	00770X600	00770X766	00770X709

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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PN-1

Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.shenkmancapital.com/mutual-funds/.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Funds by calling the Fund (toll-free) at 1‑855-SHENKMAN (1-855-743-6562) or by writing to:

Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission, 100 F Street, N.E.,  in Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

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APPENDIX A

Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Merrill Lynch has different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A, Class B and Class C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Table of Contents - Prospectus
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